ADVANCED SERIES TRUST

AST Parametric Emerging Markets Equity Portfolio

Supplement dated July 1, 2019 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) relating to the AST Parametric Emerging Markets Equity Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.  Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust’s Prospectus and SAI.

Effective immediately, Paul Bouchey, Jennifer Sireklove, and Greg Liebl will replace Tim Atwill as Portfolio Managers for the Portfolio. Thomas Seto will continue to serve as portfolio manager for the Portfolio.

To reflect these changes, the Trust’s Prospectus and SAI are hereby revised as follows:

I.	All references and information pertaining to Tim Atwill is hereby deleted.

II.	The following hereby added to the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Parametric Emerging Markets Equity Portfolio”:

Paul Bouchey is chief investment officer of Parametric Portfolio Associates LLC, an investment adviser and majority-owned subsidiary of Eaton Vance Corp. He leads Parametric’s investment, research and strategy activities, and is responsible for setting the overall research agenda and new product development. He joined Parametric in 2006. Paul began his career in the investment management industry in 1994. Before joining Parametric, Paul was a senior researcher at Russell Investment Group, where he focused on simulation, optimization and quantitative decision models for institutional and private clients. Paul earned a B.A. in mathematics and physics from Whitman College and an M.S. in computational finance and risk management from the University of Washington. He holds a patent on cross-sectional volatility indexing and has authored more than 10 academic and practitioner articles in journals such as The Journal of Portfolio Management, The Journal of Wealth Management and The Journal of Index. He is a CFA charterholder.

Jennifer Sireklove is managing director, investment strategy for Parametric Portfolio Associates LLC, an investment adviser and majority-owned subsidiary of Eaton Vance Corp. She is responsible for all Seattle-based investment strategies and is co-strategist for the firm’s systematic alpha strategies. In addition, she holds investment responsibilities for Parametric’s emerging-market and international strategies. She joined Parametric in 2013. Jennifer began her career in the investment management industry in 2003. Her most recent focus at Parametric has been responsible investing, where she has been instrumental in building and growing that business as director of responsible investing, and she has held strategy roles in the commodity and income areas. Before joining Parametric, she was an equity research analyst at McAdams Wright Ragen. Jennifer earned a B.A. in economics from Reed College and an MBA in finance from the University of Chicago. She is a CFA charterholder.

Gregory Liebl is a portfolio manager for commodity strategies for the Minneapolis Investment Center of Parametric Portfolio Associates LLC, an investment adviser and majority-owned subsidiary of Eaton Vance Corp. He joined Parametric in 2010. Greg began his career in the investment management industry in 2010 with The Clifton Group (acquired by Parametric in 2012). Previously, he was an assistant portfolio manager with the firm in the areas of risk and exposure management and customized implementation solutions. Greg earned a B.S. from North Dakota State University. He is a CFA charterholder and a member of the CFA Society Minnesota.

III.

The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by deleting in its entirety the information regarding Tim Atwill and adding the following information with respect to the Portfolio:

Subadvisor	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
Parametric Portfolio Associates® LLC	Thomas Seto	42/ $25,159 million	16/ $3,228 million	35,066/ $92,531 million	$0
	Paul Bouchey, CFA	15/ $11,608 million	10/ $2,897 million	33.357/ $71,875 million	$0
	Jennifer Sireklove, CFA	8/ $5,140 million	5/ $2,524 million	58/ $3,041 million	$0
	Greg Liebl, CFA	None	None	2/ $34 million	$0

* Information is as of December 31, 2018.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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